UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09631

Cohen & Steers Institutional Realty Shares, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Institutional Realty Shares, Inc. annual shareholder report as of December 31, 2025 CSRIX

This annual shareholder report contains important information about Cohen & Steers Institutional Realty Shares, Inc. (Fund) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund, by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-800-330-7348.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$76	0.75%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 3.09% total return in the 12 months ended December 31, 2025, compared with the Linked Index,1 which returned 2.27%, and the S&P 500 Index, which returned 17.88%.

Stock selection in the health care sector helped the Fund's relative performance compared with the Linked Index,1 led by an overweight in Welltower, which continued to see strong fundamentals in its senior living facilities. A non-investment in life sciences specialist Alexandria Real Estate Equities was beneficial as its shares declined sharply; leasing for its major markets remained weak. Stock selection in office REITs also aided performance, due in large part to the timing of an allocation to Kilroy Realty. The Fund was underweight the company early in the year when it declined, but then became overweight on signs of improving leasing activity; the stock performed well over the rest of the year. An underweight in apartment REITs contributed positively as well. The sector underperformed amid signs of weakening fundamentals in certain markets.

An underweight and stock selection in the industrial sector detracted from relative performance, due in part to an underweight in Prologis, which rallied after the company reported better-than-expected earnings and raised its guidance. An overweight in single family homes for rent also hindered performance, as the sector declined on concerns about occupancy trends and pricing power. The Fund's underweight in regional malls further detracted. The sector outperformed amid resilient consumer spending.

Top contributors	Top detractors
Health Care	Industrial
Office	Single Family Homes
Apartment	Regional Mall

Growth of a $1,000,000 investment*

The chart below shows the performance of a hypothetical $1,000,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the reinvestment of dividends and distributions at net asset value.

Fund	Linked Index[1]
S&P 500 Index
Average annual total returns (%)*
(as of December 31, 2025)
	1 Year	5 Years	10 Years
Fund[2]	3.09%	5.77%	6.48%
S&P 500 Index	17.88%	14.43%	14.82%
Linked Index[1]	2.27%	4.85%	5.28%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of December 31, 2025)
Net assets	$7,901,785,308
Number of portfolio holdings (excluding derivatives)	43
Portfolio turnover rate	33%
Net advisory fees paid	$58,203,526
Portfolio holdings (as of December 31, 2025)

Top ten holdings[3,4]	(%)
Welltower, Inc.	12.6%
Digital Realty Trust, Inc.	9.1%
Crown Castle, Inc.	7.4%
Prologis, Inc.	6.7%
American Tower Corp.	5.8%
Extra Space Storage, Inc.	4.7%
Equinix, Inc.	4.0%
Iron Mountain, Inc.	3.5%
Essex Property Trust, Inc.	3.1%
Invitation Homes, Inc.	2.8%

Sector diversification[3,5]	(%)
Health Care	17.7%
Telecommunications	15.4%
Data Centers	13.1%
Industrials	7.2%
Self Storage	6.4%
Apartment	6.1%
Specialty	4.7%
Office	4.5%
Hotel	4.1%
Other (includes short-term investments)	20.8%

Country diversification[3,5]	(%)
United States	99.3%
Other (includes short-term investments)	0.7%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	The Linked Index consists of the FTSE Nareit Equity REITs Index through 3/31/2019 and the FTSE Nareit All Equity REITs Index thereafter.

[2]	This Fund does not impose a sales charge.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (“Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s Board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s Board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Ramona Rogers-Windsor is a member of the Board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years ended December 31, 2025 and December 31, 2024 for professional services rendered by the Registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$45,812	$45,812
Audit-Related Fees	$0	$0
Tax Fees	$0	$6,222
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.

The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2025	2024
Registrant	$0	$6,222
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 7 below.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Cohen & Steers Institutional Realty Shares, Inc.

We would like to share with you our report for the year ended December 31, 2025. The total returns for the Cohen & Steers Institutional Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2025	Year Ended December 31, 2025
Cohen & Steers Institutional Realty Shares, Inc.	–1.36%	3.09%
S&P 500 Index(a)	11.00%	17.88%
FTSE Nareit All Equity REITs Index(a)	0.47%	2.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

(a)

The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS

December 31, 2025

		Shares	Value
COMMON STOCK—REAL ESTATE	99.0%
APARTMENT	6.1%
Equity Residential		1,555,882	$98,082,801
Essex Property Trust, Inc.		947,194	247,861,726
UDR, Inc.		3,825,028	140,302,027

			486,246,554

DATA CENTERS	13.1%
Digital Realty Trust, Inc.		4,646,611	718,877,188
Equinix, Inc.		409,759	313,940,955

			1,032,818,143

FREE STANDING	3.6%
Agree Realty Corp.		2,261,200	162,874,236
Realty Income Corp.		2,126,224	119,855,247

			282,729,483

GAMING	0.8%
Gaming & Leisure Properties, Inc.		1,379,957	61,670,278

HEALTH CARE	17.7%
CareTrust REIT, Inc.		2,767,041	100,056,203
Healthcare Realty Trust, Inc., Class A		9,782,218	165,808,595
Omega Healthcare Investors, Inc.		2,075,286	92,018,181
PACS Group, Inc.(a)		1,345,527	51,654,781
Welltower, Inc.		5,353,290	993,624,157

			1,403,161,917

HOTEL	4.1%
Boyd Gaming Corp.		367,677	31,340,787
Caesars Entertainment, Inc.(a)		3,348,697	78,326,023
Host Hotels & Resorts, Inc.		12,177,382	215,904,983

			325,571,793

INDUSTRIALS	7.2%
Americold Realty Trust, Inc.		2,279,592	29,315,553
Lineage, Inc.(b)		409,584	14,335,432
Prologis, Inc.		4,152,797	530,146,065

			573,797,050

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Shares	Value
MANUFACTURED HOME	3.5%
Equity LifeStyle Properties, Inc.		1,004,153	$60,861,713
Sun Communities, Inc.		1,762,681	218,413,803

			279,275,516

OFFICE	4.2%
BXP, Inc.		2,157,025	145,556,047
Highwoods Properties, Inc.		3,633,587	93,819,216
Hudson Pacific Properties, Inc.(a)		1,101,289	11,926,960
Kilroy Realty Corp.		873,908	32,657,942
SL Green Realty Corp.		989,733	45,399,053

			329,359,218

REGIONAL MALL	1.9%
Simon Property Group, Inc.		807,378	149,453,742

SELF STORAGE	6.4%
Extra Space Storage, Inc.		2,877,342	374,687,475
Public Storage		509,678	132,261,441

			506,948,916

SHOPPING CENTER	3.8%
Kimco Realty Corp.		8,402,803	170,324,817
Kite Realty Group Trust		5,312,278	127,335,304

			297,660,121

SINGLE FAMILY HOMES	4.1%
American Homes 4 Rent, Class A		3,104,192	99,644,563
Invitation Homes, Inc.		7,979,337	221,745,776

			321,390,339

SPECIALTY	4.7%
Iron Mountain, Inc.		3,296,338	273,431,237
Lamar Advertising Co., Class A		307,805	38,961,957
Outfront Media, Inc.		2,323,218	55,989,554

			368,382,748

TELECOMMUNICATIONS	15.4%
American Tower Corp.		2,613,887	458,920,141
Crown Castle, Inc.		6,606,776	587,144,183
SBA Communications Corp., Class A		891,808	172,502,421

			1,218,566,745

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Shares	Value
TIMBERLAND	2.4%
Weyerhaeuser Co.		8,022,132	$190,044,307

TOTAL COMMON STOCK (Identified cost—$6,804,747,871)			7,827,076,870

WARRANTS—REAL ESTATE—OFFICE	0.3%
Hudson Pacific Properties, Inc., exercise price $0.07(a)(c)		1,935,610	20,827,164

TOTAL WARRANTS (Identified cost—$30,079,378)			20,827,164

SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.74%(d)		32,736,407	32,736,407
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.74%(d)		17,635,229	17,635,229

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$50,371,636)			50,371,636

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$6,885,198,885)	100.0%		7,898,275,670
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0		3,509,638

NET ASSETS	100.0%		$7,901,785,308

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$7,827,076,870	$—	$—	$7,827,076,870
Warrants	—	20,827,164	—	20,827,164
Short-Term Investments	—	50,371,636	—	50,371,636

Total Investments in Securities	$7,827,076,870	$71,198,800	$—	$7,898,275,670

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $27,049,198.
(c)	These warrants do not have a stated expiration date.
(d)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

ASSETS:
Investments in securities, at value (Identified cost—$6,885,198,885)	$7,898,275,670
Receivable for:
Dividends	26,718,243
Fund shares sold	17,358,357

Total Assets	7,942,352,270

LIABILITIES:
Payable for:
Fund shares redeemed	35,469,437
Investment management fees	4,981,941
Directors’ fees	2,166
Other liabilities	113,418

Total Liabilities	40,566,962

NET ASSETS applicable to 164,976,884 shares of $0.001 par value of common stock outstanding	$7,901,785,308

NET ASSET VALUE PER SHARE:
($7,901,785,308 ÷ 164,976,884 shares outstanding)	$47.90

NET ASSETS consist of:
Paid-in capital	$7,016,159,528
Total distributable earnings/(accumulated loss)	885,625,780

$7,901,785,308

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2025

Investment Income:
Dividends	$235,287,157

Expenses:
Investment management fees	58,855,551
Directors’ fees and expenses	338,954
Registration and filing fees	205,790
Miscellaneous	107,281

Total Expenses	59,507,576
Reduction of Expenses (See Note 2)	(652,025)

Net Expenses	58,855,551

Net Investment Income (Loss)	176,431,606

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	135,516,399
Net change in unrealized appreciation (depreciation) on investments in securities	(74,163,815)

Net Realized and Unrealized Gain (Loss)	61,352,584

Net Increase (Decrease) in Net Assets Resulting from Operations	$237,784,190

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$176,431,606	$154,531,526
Net realized gain (loss)	135,516,399	(49,455,160)
Net change in unrealized appreciation (depreciation)	(74,163,815)	299,707,696

Net increase (decrease) in net assets resulting from operations	237,784,190	404,784,062

Distributions to shareholders	(176,238,400)	(155,093,207)
Tax return of capital to shareholders	(65,191,988)	(57,085,576)

Total distributions	(241,430,388)	(212,178,783)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	193,462,739	1,126,408,376

Total increase (decrease) in net assets	189,816,541	1,319,013,655
Net Assets:
Beginning of year	7,711,968,767	6,392,955,112

End of year	$7,901,785,308	$7,711,968,767

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2025	2024	2023	2022	2021
Net asset value, beginning of year	$47.91	$46.43	$42.56	$59.18	$43.31

Income (loss) from investment operations:

Net investment income (loss)(a)	1.10	1.04	1.05	0.85	0.43
Net realized and unrealized gain (loss)	0.40	1.86	4.23	(15.37)	17.73

Total from investment operations	1.50	2.90	5.28	(14.52)	18.16

Less dividends and distributions to shareholders from:

Net investment income	(1.10)	(1.03)	(1.07)	(0.78)	(0.51)
Net realized gain	—	—	—	(1.32)	(1.78)
Tax return of capital	(0.41)	(0.39)	(0.34)	—	—

Total dividends and distributions to shareholders	(1.51)	(1.42)	(1.41)	(2.10)	(2.29)

Net increase (decrease) in net asset value	(0.01)	1.48	3.87	(16.62)	15.87

Net asset value, end of year	$47.90	$47.91	$46.43	$42.56	$59.18

Total return(b)	3.09%	6.24%	12.72%	-24.73%	42.47%

Ratios/Supplemental Data:

Net assets, end of year (in billions)	$ 7.9	$ 7.7	$ 6.4	$ 5.8	$ 7.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76%	0.76%	0.76%	0.76%	0.76%

Expenses (net of expense reduction)	0.75%	0.75%	0.75%	0.75%	0.75%

Net investment income (loss) (before expense reduction)	2.24%	2.18%	2.43%	1.72%	0.81%

Net investment income (loss) (net of expense reduction)	2.25%	2.19%	2.44%	1.73%	0.82%

Portfolio turnover rate	33%	30%	32%	34%	34%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The levels associated with valuing the Fund’s investments as of December 31, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2025, a portion of the dividends has been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses as reflected in the Fund’s financial statements (excluding brokerage fees and commissions, taxes, certain other expenses and upon approval of the Board of Directors, extraordinary expenses) never exceed 0.75% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the year ended December 31, 2025, fees waived and/or expenses reimbursed totaled $652,025.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to interested directors and Fund officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2025, totaled $2,838,820,975 and $2,571,582,010, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2025	2024
Ordinary income	$176,238,400	$155,093,207
Tax return of capital	65,191,988	57,085,576

Total dividends and distributions	$241,430,388	$212,178,783

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2025, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$6,939,565,632

Gross unrealized appreciation on investments	$1,419,083,668
Gross unrealized depreciation on investments	(460,373,630)

Net unrealized appreciation (depreciation) on investments	$958,710,038

During the year ended December 31, 2025, the Fund utilized net capital loss carryforwards of $114,624,363.

As of December 31, 2025, the Fund has a net capital loss carryforward of $91,813,422 which may be used to offset future capital gains. The loss is comprised of $53,670,507 of short-term capital loss carryover and $38,142,915 of long-term capital loss carryover which, under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2025, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, straddle deferrals and certain REIT dividends, and permanent book/tax differences primarily attributable prior year adjustments for partnerships and REIT distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $1,611,124 and total distributable earnings/(accumulated loss) was credited $1,611,124. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold	41,152,373	$2,009,637,504	58,589,831	$2,805,698,725
Issued as reinvestment of dividends and distributions	4,630,767	226,891,342	4,095,581	199,685,885
Redeemed	(41,764,047)	(2,043,066,107)	(39,430,151)	(1,878,976,234)

Net increase (decrease)	4,019,093	$193,462,739	23,255,261	$1,126,408,376

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Companies in the real estate industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Market Disruption and Geopolitical Risk: Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.

Recent examples include the ongoing conflicts in Ukraine and the Middle East and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Shareholder Concentration Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

transactions are referred to as “large shareholder transactions”). Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable income and/or gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause a Fund to experience large redemptions, such as changes in investors’ circumstances; changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Cybersecurity Risk: With the increased use of technologies such as the Internet and artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Institutional Realty Shares, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Institutional Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Institutional Realty Shares, Inc. (the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and portfolio company. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

February 23, 2026

We have served as the auditor of one or more investment companies in the Cohen & Steers family of funds since 1991.

Cohen & Steers Institutional Realty Shares, Inc.

(The following pages are unaudited)

TAX INFORMATION—2025

For the calendar year ended December 31, 2025, for individual taxpayers, the Fund designates $4,582,198 as qualified dividend income eligible for reduced tax rates and $169,876,194 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 0.33% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (800) 330-7348

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS

GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling (800) 330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Institutional Realty Shares, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Nargis Hilal

Deputy Chief Compliance Officer and Vice President

Jon Cheigh

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

1055 Broadway

Kansas City, MO 64105

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Financial Statements and Additional Information

December 31, 2025

Cohen & Steers

Institutional

Realty Shares

If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

CSRIXAR

(b) Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Chief Financial Officer)

Date: March 4, 2026